UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

PATHWARD FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 497-7497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On October 31, 2024, Pathward, N.A. (“Pathward”) a wholly owned subsidiary of Pathward Financial, Inc. (the “Company”), completed the sale (the “Transaction”) of substantially all of the assets and liabilities related to Pathward’s commercial insurance premium finance business (the “Business”) pursuant to the previously disclosed Asset Purchase and Sale Agreement (the “Purchase Agreement”) dated August 28, 2024 with Honor Capital Corporation, a Florida corporation ("Purchaser"), the successor by assignment to AFS IBEX Financial Services, LLC ("AFS IBEX"), and Honor Capital Holdings, LLC as guarantor (“Guarantor”).

The cash purchase price paid by the Purchaser at the closing was $603.3 million, based on the net asset value of the assets purchased and liabilities assumed pursuant to the Purchase Agreement plus a $31.2 million premium, subject to customary post-closing adjustment based on the final determination of the net asset value of the assets purchased and liabilities assumed pursuant to the terms of the Purchase Agreement (the "Purchase Price").

The foregoing description of the Purchase Agreement does not purport to be complete, and is subject to, and qualified in its entirety by, the terms of the Purchase Agreement, which was filed as Exhibit 2.1 to Pathward's Current Report on Form 8-K filed on August 29, 2024 and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

The Company is increasing its fiscal year 2025 GAAP earnings per diluted share guidance to a range of $7.25 to $7.75. This guidance includes the following assumptions:
•Two 25 basis point rate cuts – one in November 2024 and the second in December 2024.
•The expectation that net interest margin in fiscal year 2025 will exceed that of fiscal year 2024.
•An effective tax rate of 18 to 22% for the fiscal year 2025.
•The expectation that the Company will sell between approximately $150 to $200 million in securities during the first quarter of fiscal 2025 based on the rate environment, generating a loss that will largely offset the pre-tax gain from the sale of its Business.
•Guidance also includes expected share repurchases.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” with respect to our earnings per diluted share guidance, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. The Company’s actual actions or results may differ materially from those expected or anticipated in the forward-looking statements due to both known and unknown risks and uncertainties. Specific factors that might cause such a difference include but are not limited to our ability to successfully deploy the capital received from the sale of the Business and the expected sale of investment securities on our contemplated timetable, whether such deployment of capital generates the risk-adjusted returns we expect, whether we are able to sell the expected amount of investment securities in the expected timeframe and on acceptable terms, and the additional factors affecting the Company’s business and prospects reflected under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended September 30, 2023 and in other filings made by the Company with the Securities and Exchange Commission. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included in this Current Report speak only as of the date hereof. Except as may be required by law, the Company does not undertake any obligation to make any revisions to the forward-looking statements contained in this Current Report or to update them to reflect events or circumstances occurring after the date of this Current Report. Unless required by law, the Company expressly disclaims any intent or obligation to update, revise or clarify any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances, or future events or for any other reason.

Item 9.01    Financial Statements and Exhibits.
(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements of the Company and its subsidiaries reflect disposition of the Business pursuant to the Purchase Agreement, are filed as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated herein by reference:

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2024;
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2023 and the nine months ended June 30, 2024; and
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Asset Purchase and Sale Agreement dated August 28, 2024, among Pathward, N.A., as seller, and AFS IBEX Financial Services, LLC as Purchaser and Honor Capital Holdings, LLC as Guarantor (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed with the SEC on August 29, 2024)
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHWARD FINANCIAL, INC.

Date: November 1, 2024	By:	/s/ Gregory A. Sigrist
Gregory A. Sigrist
Executive Vice President and Chief Financial Officer